UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 16, 2019

BUTLER NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Kansas
(State or Other Jurisdiction of Incorporation)

0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

   Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain                Officers; Compensatory Arrangement of Certain Officers.

On April 12, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Butler National Corporation, a Kansas corporation (the “Corporation”) approved restricted stock award agreements (each, an “Award Agreement”) with respect to the grant of common stock (the “Awards”) to be awarded to certain employees (each, an “Awardee”) pursuant to the Butler National Corporation 2016 Equity Incentive Plan (the “Plan”). The Committee also approved the payment of a cash bonus to certain employees because of the Corporation’s recent financial performance and to maintain competitive compensation for key employees. A total of 2,500,000 shares of restricted stock were awarded to Awardees under the Plan.

Pursuant to the Plan and the Award Agreements, the shares of restricted stock awarded are subject to a five-year cliff vesting condition. Prior to the vesting of the shares, the Awardee shall have the rights of a stockholder (including the right to vote such restricted stock) as described in the Plan and the Award Agreement.

The Corporation has not issued any incentive equity to employees since December 2010. The Committee approved the awards of restricted stock with the intent of such Awards to function as an executive retention tool due to the five-year vesting mechanism of each Award. Moreover, the Awards are intended to promote long-term growth and align the Awardee’s interest with that of the Corporation’s shareholders. The Corporation believes that the inherent value of restricted stock at issuance mitigates significant employee compensation swings and rewards long-term planning.

The foregoing description of the Award Agreement and the Plan is not complete and is qualified in its entirety by reference to (a) the full text of the Form of Restricted Stock Agreement under the Butler National Corporation 2016 Equity Incentive Plan (“Form of Restricted Stock Agreement”) attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and to (b) the Plan, which was filed as Exhibit A of the Corporation’s Definitive Proxy Statement filed September 29, 2016 (File No. 000-01678). Both the Form of Restricted Stock Agreement and the Plan are incorporated by reference herein to this Item 5.02.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement under the Butler National Corporation 2016 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
Date: April 16, 2019	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)